Prospectus Supplement — February 28, 2013 to the Prospectus(es), as supplemented, of each of the following funds:

Fund	Prospectus(es) Dated
Columbia Absolute Return Currency and Income Fund	2/28/13

Columbia Capital Allocation Aggressive Portfolio (formerly, Columbia Portfolio Builder Aggressive Fund)	6/1/2012

Columbia Capital Allocation Conservative Portfolio (formerly, Columbia Portfolio Builder Conservative Fund)	6/1/2012

Columbia Capital Allocation Moderate Portfolio (formerly, Columbia Portfolio Builder Moderate Fund)	6/1/2012

Columbia Seligman Global Technology Fund	2/28/13

Columbia Variable Portfolio — Seligman Global Technology Fund	5/1/2012

Columbia Variable Portfolio — Short Duration U.S. Government Fund	5/1/2012

At a Joint Special Meeting of Shareholders held on February 27, 2013, shareholders of the applicable funds approved the proposals described below.

Change to Investment Management Services Agreement. Shareholders of each of Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio approved an amendment to the Funds’ investment management services agreement. The amendment adopts a three-part management fee schedule comprised of (1) 0% on assets invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory fee to Columbia Management), (ii) 0.55% on assets that are invested in securities other than third-party advised mutual funds and in Columbia Funds that do not pay an advisory fee (including exchange-traded funds, derivatives and individual securities) and (iii) 0.10% on assets invested in non-exchange traded third-party funds.

Change to Industry Concentration Policy. Shareholders of Columbia Absolute Return Currency and Income Fund approved a change in the Fund’s fundamental policy prohibiting the Fund from investing more than 25% of its total assets in any one industry to remove an exception for investments in banks, bank holding companies or finance companies.

Change to Industry Concentration Policy. Shareholders of each of Columbia Seligman Global Technology Fund and Columbia Variable Portfolio — Seligman Global Technology Fund approved a change in each Fund’s fundamental policy regarding concentration to provide that the Fund will, under normal market conditions, invest at least 25% of its total assets in securities of companies in the technology and related group of industries. Previously, each Fund had a fundamental investment policy that it would not concentrate in any one industry. Increasing the percentage of total assets that each Fund can invest in the securities of issuers in the technology and related group of industries increases the risk that the Fund will be adversely affected by events impacting such industries. In addition, the Fund may be more significantly affected by events impacting the technology and related group of industries than would if the Fund was not so concentrated.

Change to Diversification Classification. Shareholders of each of Columbia Seligman Global Technology Fund and Columbia Variable Portfolio — Seligman Global Technology Fund approved a change in the classification of the Fund from a “diversified” fund to a “non-diversified” fund, as such terms are defined in the Investment Company Act of 1940. This change permits Columbia Management to invest more of the Fund’s assets in a smaller number of issuers. However, this increased investment flexibility may make the Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which the Fund invests because larger investments may have a greater effect on a non-diversified fund’s performance. Therefore, the Fund may be more exposed to the risks of loss and volatility from individual holdings than a fund that invests more broadly and is “diversified.”

Change to Investment Objective. Shareholders of Columbia Variable Portfolio — Short Duration U.S. Government Fund approved a change in the Fund’s investment objective from “fundamental” (i.e., one that cannot be changed without shareholder approval) to “non-fundamental” (i.e., one that can be changed by the Fund’s Board of Trustees without shareholder approval). The Board has approved a change to the Fund’s objective. Effective on or about May 1, 2013, the Fund’s objective is to seek “current income as its primary objective and, as its secondary objective, preservation of capital.” In addition, the Fund’s principal investment strategies have been changed to require the Fund to invest, under normal circumstances, at least 80% of its net assets in mortgage-related securities that either are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities and (ii) changing the Fund’s benchmark from the Barclays U.S. 1-3 year Government Index to the Barclays U.S. Mortgage Backed Securities Index.

Shareholders should retain this Supplement for future reference.

S-6400-54 A (2/13)